UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

SLM Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your Vote Counts!
SLM CORPORATION 2021 Annual Meeting Vote by June 7, 2021 11:59 PM EASTERN DAYLIGHT TIME

SLM CORPORATION ATTN: CORPORATE SECRETARY 300 CONTINENTAL DRIVE NEWARK, DE 19713

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You invested in SLM CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors Nominees:
1a.	Paul G. Child	For
1b.	Mary Carter Warren Franke	For
1c.	Marianne M. Keler	For
1d.	Mark L. Lavelle	For
1e.	Ted Manvitz	For
1f.	Jim Matheson	For
1g.	Frank C. Puleo	For
1h.	Vivian C. Schneck-Last	For
1i.	William N. Shiebler	For
1j.	Robert S. Strong	For
1k.	Jonathan W. Witter	For
1l.	Kirsten O. Wolberg	For

2.	Approval of the 2021 Omnibus Incentive Plan, including the number of shares of Common Stock authorized for issuance under the 2021 Omnibus Incentive Plan.	For

3.	Advisory approval of SLM Corporation’s executive compensation.	For

4.	Ratification of the appointment of KPMG LLP as SLM Corporation’s independent registered public accounting firm for 2021.	For

NOTE: The proxy is revocable and the shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted as the Board of Directors recommends. If any other matters properly come before the meeting or any adjournments or postponements thereof, the persons named in the proxy will vote in their discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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